Exhibit 10.16

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of October 31, 2019, and entered into by and among (a) HOVNANIAN ENTERPRISES, INC., (b) K. HOVNANIAN ENTERPRISES, INC. and each other Grantor (as defined below) from time to time party hereto, (c) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent, acting as collateral agent (in such capacity, together with its successors and assigns, the “Senior Credit Agreement Collateral Agent”) under the Senior Credit Agreement Documents (as defined below), (d) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.125 Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.125 Lien Collateral Agent”) under the 1.125 Lien Noteholder Documents (as defined below), (e) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.25 Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.25 Lien Collateral Agent”) under the 1.25 Lien Noteholder Documents (as defined below), (f) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.5 Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.5 Lien Collateral Agent”) under the 1.5 Lien Noteholder Documents (as defined below), (g) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the perfection agent (in such capacity, together with its successors and assigns, the “Joint First Lien Collateral Agent”) in respect of the Senior Liens (as defined below) under the First Lien Collateral Agency Agreement (as defined below), (h) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), (i) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “10.000% Junior Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “10.000% Junior Collateral Agent”) under the 10.000% Junior Noteholder Documents (as defined below), (j) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “10.500% Junior Trustee” and, together with the 10.000% Junior Trustee, the “Junior Representatives”) and as collateral agent (in such capacity, together with its successors and assigns, the “10.500% Junior Collateral Agent” and together with the 10.000% Junior Collateral Agent, the “Junior Notes Collateral Agents”) under the 10.500% Junior Noteholder Documents (as defined below) and (k) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Junior Joint Collateral Agent (as defined below) for the benefit of the holders of the obligations under the Junior Indentures (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries (as defined below) and the Senior Credit Agreement Administrative Agent (as defined below) are entering into that certain Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.125 Lien Trustee and the 1.125 Lien Collateral Agent are entering into that certain Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.125 Lien Indenture”), pursuant to which the 1.125 Lien Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent are entering into that certain Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.25 Lien Indenture”), pursuant to which the 1.25 Lien Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent are entering into that certain Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.5 Lien Indenture”), pursuant to which the 1.5 Lien Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Senior Notes Trustees and the Senior Notes Collateral Agents are entering into that certain First Lien Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement”), pursuant to which the Joint First Lien Collateral Agent has agreed to act as collateral perfection agent in respect of the Senior Liens;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent have entered into that certain Indenture dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “10.000% Junior Indenture”), pursuant to which the 10.000% Junior Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 10.500% Junior Trustee and the 10.500% Junior Collateral Agent have entered into that certain Indenture dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “10.500% Junior Indenture” and, together with the 10.000% Junior Indenture, the “Junior Indentures”), pursuant to which the 10.500% Junior Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Junior Notes Collateral Agents and the Junior Joint Collateral Agent are parties to that certain Second Lien Collateral Agency Agreement, dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agency Agreement”), pursuant to which the Junior Joint Collateral Agent has agreed to act as collateral agent for holders of the obligations under the Junior Indentures;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Mortgage Tax Collateral Agent, the Junior Notes Collateral Agents and the Junior Joint Collateral Agent are parties to that certain Third Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Mortgage Tax Collateral Agency Agreement”), pursuant to which the Mortgage Tax Collateral Agent has agreed to act as agent for the Secured Parties (as defined therein) in connection with the Mortgage Tax Collateral. On and after the date hereof, the Mortgage Tax Collateral Agency Agreement will only provide for the Mortgage Tax Collateral Agent to act as agent for the Junior Notes Collateral Agents for the benefit of the Junior Creditors for purposes of the Mortgage Tax Collateral existing on the date hereof as more fully set forth therein;

WHEREAS, to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below, the parties hereto desire to amend and restate that certain Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 (as heretofore amended, supplemented or otherwise modified, the “Existing Intercreditor Agreement”), by and among the Company, Hovnanian, the other Grantors, the Mortgage Tax Collateral Agent, the 10.000% Junior Trustee, the 10.000% Junior Collateral Agent, the 10.500% Junior Trustee, the 10.500% Junior Collateral Agent and the Junior Joint Collateral Agent; and

WHEREAS, to order the priority of their respective Liens on the assets of the Grantors and address other related matters, the Company, Hovnanian, each other Grantor from time to time party thereto, the Senior Credit Agreement Administrative Agent, the Senior Credit Agreement Collateral Agent, the Senior Notes Trustees and the Senior Notes Collateral Agents are parties to the First Lien Intercreditor Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”).

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing Intercreditor Agreement in its entirety pursuant to Section 8.2(b) thereof as follows:

(a)        Definitions. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“1.125 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.125 Lien Indenture” has the meaning set forth in the recitals.

“1.125 Lien Noteholder Documents” means collectively the 1.125 Lien Indenture, the 1.125 Lien Notes and the Senior Noteholder Documents related thereto.

“1.125 Lien Notes” means the 7.75% Senior Secured 1.125 Lien Notes due 2026 issued by the Company pursuant to the 1.125 Lien Indenture.

“1.25 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.25 Lien Indenture” has the meaning set forth in the recitals.

“1.25 Lien Noteholder Documents” means collectively the 1.25 Lien Indenture, the 1.25 Lien Notes and the Senior Noteholder Documents related thereto.

“1.25 Lien Notes” means the 10.5% Senior Secured 1.25 Lien Notes due 2026 issued by the Company pursuant to the 1.25 Lien Indenture.

“1.25 Lien Trustee” has the meaning set forth in the preamble hereto.

“1.125 Lien Trustee” has the meaning set forth in the preamble hereto.

“1.5 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.5 Lien Indenture” has the meaning set forth in the recitals.

“1.5 Lien Noteholder Documents” means collectively the 1.5 Lien Indenture, the 1.5 Lien Notes and the Senior Noteholder Documents related thereto.

“1.5 Lien Notes” means the 11.25% Senior Secured 1.5 Lien Notes due 2026 issued by the Company pursuant to the 1.5 Lien Indenture.

“1.5 Lien Trustee” has the meaning set forth in the preamble hereto.

“10.000% Junior Collateral Agent” has the meaning set forth in the preamble hereto.

“10.000% Junior Indenture” has the meaning set forth in the recitals.

“10.000% Junior Noteholder Documents” means collectively the 10.000% Junior Indenture, the 10.000% Junior Notes and the Junior Noteholder Documents related thereto.

“10.000% Junior Notes” means the 10.000% Senior Secured Second Lien Notes due 2022 issued by the Company pursuant to the 10.000% Junior Indenture.

“10.000% Junior Trustee” has the meaning set forth in the preamble hereto.

“10.500% Junior Collateral Agent” has the meaning set forth in the preamble hereto.

“10.500% Junior Indenture” has the meaning set forth in the recitals.

“10.500% Junior Noteholder Documents” means collectively the 10.500% Junior Indenture, the 10.500% Junior Notes and the Junior Noteholder Documents related thereto.

“10.500% Junior Notes” means the 10.500% Senior Secured Second Lien Notes due 2024 to be issued by the Company pursuant to the 10.500% Junior Indenture.

“10.500% Junior Trustee” has the meaning set forth in the preamble hereto.

“Agreement” means this Second Amended and Restated Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Amended and Restated Junior Pledge Agreement” means the Amended and Restated Second Lien Pledge Agreement, dated as of July 27, 2017, made by the Company, Hovnanian and the other Grantors in favor of the Junior Joint Collateral Agent, as the same may be further amended, restated or otherwise modified from time to time.

“Amended and Restated Junior Security Agreement” means the Amended and Restated Second Lien Security Agreement, dated as of July 27, 2017, made by the Company, Hovnanian and the other Grantors in favor of the Junior Joint Collateral Agent, as the same may be further amended, restated or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office or similar administrative office of either a Senior Representative or a Junior Representative is located are authorized or required by law or regulation to close.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Collateral and Junior Collateral.

“Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

“Controlling Senior Collateral Agent” means the Controlling Senior Lien Collateral Agent under, and as defined in, the First Lien Intercreditor Agreement as to which such Controlling Collateral Agent shall give notice to all parties under this Agreement in accordance with Section 8.7. As of the date hereof, the Controlling Senior Collateral Agent is the Senior Credit Agreement Collateral Agent.

“Controlling Senior Representative” means the Controlling Senior Lien Representative under, and as defined in, the First Lien Intercreditor Agreement as to which such Controlling Representative shall give notice to all parties under this Agreement in accordance with Section 8.7. As of the date hereof, the Controlling Senior Representative is the Senior Credit Agreement Administrative Agent.

“Deposit Account” has the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Investment Property.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of Senior Claims” means payment in full in cash of (a) all Obligations in respect of all outstanding First Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount required by the applicable letter of credit, and termination of all commitments to extend credit thereunder and (b) any other Senior Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.

“Financial Assets” has the meaning set forth in the Uniform Commercial Code.

“First Lien Collateral Agency Agreement” has the meaning set forth in the recitals.

“First Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Senior Credit Agreement Documents, (b) Indebtedness incurred pursuant to the Senior Noteholder Documents, (c) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are senior or equal in priority to the Liens on the Common Collateral securing the Senior Credit Agreement Claims or the Senior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted pursuant to the Senior Agreements and the Junior Agreements to be secured on a senior lien basis to the liens securing Indebtedness incurred pursuant to the Junior Noteholder Documents extant on the date hereof and (d) Refinancing Indebtedness in respect of Indebtedness covered by clauses (a) through (c) above, in each case plus interest, advances reasonably necessary to preserve the value of the Common Collateral or to protect the Common Collateral, costs and fees, including legal fees, expenses, and reimbursements to the extent authorized under the Senior Collateral Documents or UCC § 9-607(d), and, in each case, all other Obligations in respect of such Indebtedness.

“First Lien Intercreditor Agreement” has the meaning set forth in the recitals.

“Future First Lien Indebtedness” means any First Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Senior Agreements extant on the date hereof, which is permitted to be secured by a lien on the Common Collateral, for purposes of the Senior Agreements and the Junior Agreements or any other Senior Document or Junior Document, on a senior basis to the liens securing Indebtedness incurred pursuant to the Junior Noteholder Documents extant on the date hereof.

“Future Second Lien Indebtedness” means any Second Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Junior Noteholder Documents extant on the date hereof, which is permitted to be secured by a lien on the Common Collateral, for purposes of the Senior Agreements and the Junior Agreements or any other Senior Document or Junior Document, on a pari passu basis with the liens securing Indebtedness incurred pursuant to the Junior Noteholder Documents extant on the date hereof.

“Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a Senior Collateral Document or a Junior Collateral Document.

“Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the definition of “Indebtedness” set forth in the Senior Credit Agreement and the Senior Indenture, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Investment Property” has the meaning set forth in the Uniform Commercial Code.

“Joint First Lien Collateral Agent” has the meaning set forth in the recitals.

“Junior Agreement” means any Junior Indenture and any other agreement governing Second Lien Indebtedness.

“Junior Claims” means all Second Lien Indebtedness outstanding, including any Future Second Lien Indebtedness, and all Obligations in respect thereof. Junior Claims include, for the avoidance of doubt, all Junior Noteholder Claims.

“Junior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Claim. Junior Collateral includes, for the avoidance of doubt, all Junior Noteholder Collateral.

“Junior Collateral Agents” means the collective reference to the Junior Notes Collateral Agents, the Junior Joint Collateral Agent and the Mortgage Tax Collateral Agent.

“Junior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Junior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. Junior Collateral Documents include, for the avoidance of doubt, the Junior Noteholder Collateral Documents.

“Junior Creditors” means the Persons holding Junior Claims, including all Junior Notes Claimholders.

“Junior Documents” mean the Junior Agreements, the Junior Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Junior Document and any other related document or instrument executed or delivered pursuant to any Junior Document at any time or otherwise evidencing any Second Lien Indebtedness. Junior Documents include, for the avoidance of doubt, the Junior Noteholder Documents.

“Junior Indentures” has the meaning set forth in the recitals.

“Junior Joint Collateral Agent” means the “Collateral Agent” under, and as defined in, the Second Lien Collateral Agency Agreement.

“Junior Noteholder Claims” means all Second Lien Indebtedness and all Obligations with respect thereto.

“Junior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Noteholder Claim.

“Junior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Junior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Junior Noteholder Documents” means collectively (a) the Junior Indentures, the Junior Notes and the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Junior Noteholders” means the Persons holding Junior Notes.

“Junior Notes” means (a) the 10.000% Junior Notes and (b) the 10.500% Junior Notes.

“Junior Notes Claimholders” means the Persons holding Junior Noteholder Claims, including the Junior Noteholders, the Junior Representatives and the Junior Collateral Agents.

“Junior Notes Collateral Agents” has the meaning set forth in the recitals.

“Junior Representatives” has the meaning set forth in the preamble hereto.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgage Tax Collateral” has the meaning set forth in the Mortgage Tax Collateral Agency Agreement.

“Mortgage Tax Collateral Agency Agreement” has the meaning set forth in the recitals.

“Mortgage Tax Collateral Agent” has the meaning set forth in the preamble hereto.

“Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in, has been, or is required to be granted to (a) the Senior Credit Agreement Collateral Agent pursuant to the Senior Credit Agreement, (b) the 1.125 Lien Collateral Agent pursuant to the 1.125 Lien Indenture, (c) the 1.25 Lien Collateral Agent pursuant to the 1.25 Lien Indenture, (d) the 1.5 Lien Collateral Agent pursuant to the 1.5 Lien Indenture, (e) the 10.000% Junior Collateral Agent pursuant to the 10.000% Junior Indenture, (f) the 10.500% Junior Collateral Agent pursuant to the 10.500% Junior Indenture or (g) any other holder of Senior Claims or Junior Claims (or any agent or trustee on their behalf) pursuant to the terms of any Senior Document or any Junior Document, as applicable.

“Obligations” means and includes all obligations that constitute “Obligations” within the definition of “Obligations” set forth in any Senior Agreement (including the Senior Credit Agreement and the Senior Indenture) or Junior Agreement (including the Junior Indentures), as applicable, and, in the case of the Senior Credit Agreement, the “Loan Obligations” as defined therein.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the Common Collateral in the possession or control of the Controlling Senior Collateral Agent (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the “Pledged Collateral” under, and as defined in, the Amended and Restated Junior Pledge Agreement that is Common Collateral.

“Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, a Senior Representative, a Senior Collateral Agent, a Junior Representative, the Junior Joint Collateral Agent or any Junior Notes Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.

“Recovery” has the meaning set forth in Section 6.5.

“Refinancing Indebtedness” means “Refinancing Indebtedness” as defined in (i) each Senior Agreement with respect to Indebtedness incurred pursuant to the applicable Senior Agreement, and (ii) each Junior Agreement with respect to Indebtedness incurred pursuant to the applicable Junior Agreement.

“Responsible Officer” means any officer of the Senior Representative or the Senior Collateral Agent, as applicable, with direct responsibility for the administration of the trust created by, or administration of, the applicable Senior Agreement.

“Second Lien Collateral Agency Agreement” has the meaning set forth in the recitals.

“Second Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Junior Noteholder Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are equal in priority to the Liens on the Common Collateral securing the Junior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured pursuant to the Senior Agreements and the Junior Agreements on a pari passu basis with the liens securing Indebtedness incurred pursuant to the Junior Noteholder Documents extant on the date hereof and (c) Refinancing Indebtedness in respect of Indebtedness covered by clause (a) or clause (b) above, and, in each case, all other Obligations in respect of such Indebtedness.

“Security Documents” means, collectively, the Senior Collateral Documents and the Junior Collateral Documents.

“Senior Agreements” means the Senior Credit Agreement, the Senior Indentures and any other agreement governing First Lien Indebtedness.

“Senior Claims” means all First Lien Indebtedness outstanding, including any Future First Lien Indebtedness, and all Obligations in respect thereof. Senior Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding. Senior Claims include, for the avoidance of doubt, all Senior Credit Agreement Claims and all Senior Noteholder Claims.

“Senior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Claim. Senior Collateral includes, for the avoidance of doubt, all Senior Credit Agreement Collateral and all Senior Noteholder Collateral.

“Senior Collateral Agents” means the Senior Credit Agreement Collateral Agent, the Senior Notes Collateral Agents and the Joint First Lien Collateral Agent.

“Senior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Senior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. Senior Collateral Documents include, for the avoidance of doubt, the Senior Credit Agreement Collateral Documents, the Senior Noteholder Collateral Documents and the Super Priority Intercreditor Agreement.

“Senior Credit Agreement” has the meaning set forth in the recitals.

“Senior Credit Agreement Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent under the Senior Credit Agreement, together with its successors and assigns.

“Senior Credit Agreement Claimholders” means the Persons holding Senior Credit Agreement Claims, including the Senior Credit Agreement Lenders, the Senior Credit Agreement Administrative Agent and the Senior Credit Agreement Collateral Agent.

“Senior Credit Agreement Claims” means all “Loan Obligations”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Collateral” means all the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Credit Agreement Claim.

“Senior Credit Agreement Collateral Agent” has the meaning set forth in the preamble hereto.

“Senior Credit Agreement Collateral Documents” means all “Collateral Documents”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Documents” means all “Loan Documents”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Lenders” means the Persons holding First Lien Indebtedness pursuant to the Senior Credit Agreement.

“Senior Creditors” means the Persons holding Senior Claims, including all Senior Credit Agreement Claimholders and all Senior Notes Claimholders.

“Senior Documents” mean the Senior Agreements, the Senior Collateral Documents and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Senior Document and any other related document or instrument executed or delivered pursuant to any Senior Document at any time or otherwise evidencing any First Lien Indebtedness. Senior Documents include, for the avoidance of doubt, the Senior Credit Agreement Documents and the Senior Noteholder Documents.

“Senior Indentures” means the 1.125 Lien Indenture, the 1.25 Lien Indenture, the 1.5 Lien Indenture and the indenture for any Future First Lien Indebtedness.

“Senior Liens” means the Liens securing the Senior Claims.

“Senior Noteholder Claims” means all Indebtedness incurred pursuant to the Senior Indentures and all Obligations with respect thereto.

“Senior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Noteholder Claim.

“Senior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Senior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Senior Noteholder Documents” means collectively (a) the 1.125 Lien Indenture, the 1.125 Lien Notes and the applicable Senior Noteholder Collateral Documents, (b) the 1.25 Lien Indenture, the 1.25 Lien Notes and the applicable Senior Noteholder Collateral Documents, (c) the 1.5 Lien Indenture, the 1.5 Lien Notes and the applicable Senior Noteholder Collateral Documents and (d) any other related document or instrument executed and delivered pursuant to any Senior Noteholder Document described in the foregoing clauses (a), (b) and (c) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Senior Noteholders” means the Persons holding Senior Notes.

“Senior Notes” means collectively (a) the 1.125 Lien Notes, (b) the 1.25 Lien Notes and (c) the 1.5 Lien Notes.

“Senior Notes Claimholders” means the Persons holding Senior Noteholder Claims, including the Senior Noteholders, the Senior Notes Trustees and the Senior Notes Collateral Agents.

“Senior Notes Collateral Agents” means collectively the 1.125 Lien Collateral Agent, the 1.25 Lien Collateral Agent and the 1.5 Lien Collateral Agent.

“Senior Notes Trustees” means collectively the 1.125 Lien Trustee, the 1.25 Lien Trustee and the 1.5 Lien Trustee.

“Senior Representatives” means collectively the Senior Notes Credit Agreement Administrative Agent and the Senior Notes Trustees.

“Subsidiary” means any “Subsidiary” (as defined in the Senior Credit Agreement and the Senior Indentures, as applicable) of Hovnanian.

“Third Lien Creditors” means the Persons holding the Third Lien Obligations.

“Third Lien Obligations” means all Indebtedness and other Obligations in respect thereof secured by a lien on the Common Collateral that is junior to both the First Lien Indebtedness and the Second Lien Indebtedness, to the extent permitted under the Senior Documents, the Junior Documents and this Agreement.

“Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(b)     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.     Lien Priorities.

2.1     Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Representative, any Junior Collateral Agent or any of the Junior Creditors on the Common Collateral or of any Liens granted to any Senior Representative, any Senior Collateral Agent or any of the Senior Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Documents or the Senior Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First Lien Indebtedness and/or the Second Lien Indebtedness, for example, the circumstance of non-perfection of the Lien purporting to secure the Senior Claims and perfection of the Lien purporting to secure the Junior Claims), each Junior Representative, each Junior Collateral Agent, on behalf of themselves and the Junior Creditors, hereby agree that: (a) any Lien on the Common Collateral securing any Senior Claims now or hereafter held by or on behalf of any Senior Representative, any Senior Collateral Agent or any Senior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the Junior Claims and (b) any Lien on the Common Collateral securing any Junior Claims now or hereafter held by or on behalf of any Junior Representative, any Junior Collateral Agent or any Junior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Claims. All Liens on the Common Collateral securing any Senior Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Junior Claims for all purposes, whether or not such Liens securing any Senior Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2     Prohibition on Contesting Liens. Each of the Junior Representatives, each Junior Collateral Agent for itself and on behalf of each Junior Creditor, and each of the Senior Representatives and each Senior Collateral Agent, for itself and on behalf of each Senior Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any Senior Claims held by or on behalf of any of the Senior Creditors in the Common Collateral or (b) a Lien securing any Junior Claims held by or on behalf of any of the Junior Notes Claimholders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Senior Representative, any Junior Representative, any Senior Collateral Agent, any Junior Collateral Agent or any Senior Creditor to enforce this Agreement, including the priority of the Liens securing the Senior Claims as provided in Section 2.1 and 3.1.

2.3     No New Liens. So long as the Discharge of Senior Claims has not occurred, the parties hereto agree that, after the date hereof, if any Junior Representative, any Junior Collateral Agent and/or any other Junior Creditor shall hold any Lien on any assets of the Company or any other Grantor securing any Junior Claims that are not also subject to the first-priority Lien in respect of the Senior Claims under the Senior Documents, such Junior Representative, Junior Collateral Agent and/or the relevant Junior Creditor, upon demand by any Senior Representative, any Senior Collateral Agent or the Company, will assign such Lien to the Controlling Senior Collateral Agent as security for the Senior Claims (in which case the applicable Junior Representative, Junior Collateral Agent and/or the relevant Junior Creditor may retain a junior Lien on such assets subject to the terms hereof).

2.4     Perfection of Liens. Except as provided in Sections 5.5 and 5.7, none of the Senior Representatives, the Senior Collateral Agents or the Senior Creditors shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Creditors and the Junior Creditors and shall not impose on any Senior Representative, any Senior Collateral Agent, any Junior Representative, any Junior Collateral Agent, the Junior Creditors or the Senior Creditors any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5     Third Lien Obligations. Each of the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, and the Senior Representatives and the Senior Collateral Agents, on behalf of themselves and the Senior Creditors, authorizes the Company to incur Third Lien Obligations in an amount not to exceed the amount permitted to be secured on a Third Lien basis pursuant to the Senior Agreements and the Junior Agreements so long as (a) the Third Lien Obligations are properly documented upon terms and conditions satisfying the terms of the Senior Agreements and the Junior Agreements; and (b) the Liens in favor of each Third Lien Creditor with respect to the Common Collateral are subordinated to the rights of Senior Creditors and the Junior Creditors such that each Third Lien Creditor will be treated with regard to the Junior Creditors in a manner substantially the same as the manner in which the Junior Creditors are treated hereunder with respect to the Senior Creditors pursuant to an intercreditor agreement, in form and substance similar to this Agreement or as otherwise reasonably satisfactory to the Senior Representatives, the Senior Collateral Agents, the Junior Representatives and the Junior Collateral Agents, to be entered into by and between the Senior Representatives and the Senior Collateral Agents for the Senior Creditors, the Junior Representatives and the Junior Collateral Agents for the Junior Creditors and the Third Lien Creditors and/or their agent contemporaneously with the execution of any document(s) creating the Third Lien Obligations.

Section 3.     Enforcement.

3.1     Exercise of Remedies.

(a)     So long as the Discharge of Senior Claims has not occurred, even if an event of default has occurred and remains uncured under the Junior Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Junior Representatives and the Junior Collateral Agents, to the extent of any interest of the Junior Creditors, and the Junior Creditors will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any Junior Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Senior Representatives, Senior Collateral Agents or any Senior Creditor in respect of Senior Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Junior Representative, any Junior Collateral Agent, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Senior Documents or otherwise in respect of Senior Claims, or object to the forbearance by or on behalf of the Senior Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Claims, and (ii) the Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of the Junior Representatives, the Junior Collateral Agents or any Junior Creditor; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, any Junior Representative, any Junior Collateral Agent or any Junior Creditor may file a claim or statement of interest with respect to the Junior Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Representatives, the Senior Collateral Agents or any other Senior Creditor in respect of the Common Collateral, the Junior Representatives, the Junior Collateral Agents or any Junior Creditor may take any action not adverse to the Liens on the Common Collateral securing the Senior Claims in order to preserve, perfect or protect its rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Representatives, the Senior Collateral Agents or any other Senior Creditor in respect of the Common Collateral, the Junior Representatives, the Junior Collateral Agents or any Junior Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the Junior Claims, including without limitation any claims secured by the Common Collateral, if any, in each case in accordance with the terms of this Agreement, or (D) any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Common Collateral, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. Upon the Discharge of Senior Claims, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, will not be required to release their claims on any Common Collateral that has not been sold or otherwise disposed of in connection with the Discharge of Senior Claims.

(b)     The Junior Representatives and the Junior Collateral Agents on behalf of themselves and the Junior Creditors, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of Junior Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in Section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Junior Claims, unless and until the Discharge of Senior Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Junior Claims pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Claims has occurred. In addition to the foregoing, the Junior Creditors hereby acknowledge that the Junior Indentures and the Junior Documents permit the Company and the other Grantors to repay, in certain circumstances, Senior Claims with Proceeds from the disposition of the Common Collateral prior to application to repay the Junior Claims, and agree that to the extent the Senior Documents require repayment of the Senior Claims with Proceeds from such dispositions, the Company shall pay such proceeds to the Senior Creditors as so required and each of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors will not take or receive such Proceeds until after so applied.

(c)     Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, agree that the Junior Representatives, the Junior Collateral Agents and the Junior Creditors will not take any action that would hinder any exercise of remedies undertaken by the Senior Representatives, the Senior Collateral Agents or the Senior Creditors with respect to the Common Collateral under the Senior Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after Discharge of Senior Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the Junior Creditors, the Junior Collateral Agents and of the Junior Representatives, on behalf of the Junior Creditors, and the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of any such Junior Creditors, shall, within ten (10) Business Days of written request by any Senior Collateral Agent or any Senior Representative, execute and deliver to the Controlling Senior Collateral Agent such termination statements, releases and other documents as any Senior Collateral Agent or any Senior Representative may request to effectively confirm such release and the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, hereby irrevocably constitute and appoint each Senior Representative and each Senior Collateral Agent and any officer or agent of the Senior Representatives and the Senior Collateral Agents, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Representative, Junior Collateral Agent or such Junior Creditor or in the applicable Senior Representative’s or Senior Collateral Agent’s own name, from time to time as necessary, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release. In exercising rights and remedies with respect to the Common Collateral, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as necessary. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The Junior Representatives and the Junior Collateral Agents for themselves and on behalf of the Junior Creditors, hereby waive any and all rights they or the Junior Creditors may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives, the Senior Collateral Agents or the Senior Creditors seek to enforce or collect the Senior Claims or the Liens granted in any of the Common Collateral in respect of Senior Claims, regardless of whether any action or failure to act by or on behalf of the Senior Representatives, the Senior Collateral Agents or Senior Creditors is adverse to the interest of the Junior Creditors. The Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Senior Creditors seeking damages from the Senior Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Creditors as permitted by this Agreement.

(d)     The Junior Representatives and the Junior Collateral Agents hereby acknowledge and agree that no covenant, agreement or restriction contained in any Junior Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives, the Senior Collateral Agents or the Senior Creditors with respect to the Common Collateral as set forth in this Agreement and the Senior Documents, to the extent consistent with this Agreement.

3.2     Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, agree that, unless and until the Discharge of Senior Claims has occurred, they will not commence, or join with any Person (other than the Senior Representatives, the Senior Creditors or the Senior Collateral Agents upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Junior Documents or otherwise in respect of the Junior Claims.

Section 4.     Payments.

4.1     Application of Proceeds. So long as the Discharge of Senior Claims has not occurred, any Proceeds of any Common Collateral paid or payable to any Senior Representative or any Senior Collateral Agent as provided in section 3.1(b) or pursuant to the enforcement of any Security Document or the exercise of any right or remedy with respect to the Common Collateral under the Senior Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in section 6.6) with respect to any Grantor as debtor, shall be applied by the applicable Senior Representative or Senior Collateral Agent to the Senior Claims in such order as specified in the relevant Senior Document (including, without limitation, the First Lien Intercreditor Agreement). Upon the Discharge of Senior Claims, the Senior Representatives and/or the Senior Collateral Agents shall deliver to the Junior Representatives any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Junior Representatives to the Junior Noteholder Claims in such order as specified in the Junior Documents.

4.2     Payments Over. So long as the Discharge of Senior Claims has not occurred, any Common Collateral or Proceeds thereof received by any Junior Representative, any Junior Collateral Agent or any Junior Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Controlling Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. If any Lien on Common Collateral for First Lien Indebtedness is void or voidable and the Lien on the same Common Collateral of any Junior Representative, any Junior Collateral Agent or any Junior Creditor is not void or voidable, the Proceeds of such Lien received by any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall be segregated and held in trust and forthwith paid over to the Controlling Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Controlling Senior Collateral Agent is hereby authorized to make any such endorsements as agent for the Junior Representatives, the Junior Collateral Agent or any such Junior Creditor. This authorization is coupled with an interest and is irrevocable.

Section 5.     Other Agreements.

5.1     Reserved.

5.2     Insurance. Unless and until the Discharge of Senior Claims has occurred, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Documents including, without limitation, the First Lien Intercreditor Agreement, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Controlling Senior Collateral Agent for the benefit of the Senior Creditors to the extent required under the Senior Documents in respect of the Senior Claims and thereafter to the Junior Joint Collateral Agent for the benefit of the Junior Creditors to the extent required under the applicable Junior Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Subject to Section 5.4, if any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Controlling Senior Collateral Agent in accordance with the terms of Section 4.2.

5.3     Designation of Subordination; Amendments to Junior Collateral Documents.

(a)     The Junior Representatives and the Junior Collateral Agents agree that each Junior Collateral Document shall include the following language (or, including in the case of any Junior Collateral Document entered into prior to the date hereof, language to similar effect):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain subsidiaries of Hovnanian Enterprises, Inc. party thereto, and the Senior Creditors and Junior Creditors named therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b)     Unless and until the Discharge of Senior Claims has occurred, without the prior written consent of the Senior Representatives, no Junior Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

5.4     Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Junior Representatives, the Junior Collateral Agents and the Junior Creditors may exercise rights and remedies as an unsecured creditors against the Company, Hovnanian or any Subsidiary that has guaranteed the Junior Claims in accordance with the terms of the Junior Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Junior Representative, any Junior Collateral Agent or any Junior Creditors of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by any Junior Representative, any Junior Collateral Agent or any Junior Creditor of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 5.2 or 6.3. In the event that any Junior Representative, any Junior Collateral Agent or any Junior Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Claims, such judgment lien shall be subordinated to the Liens securing Senior Claims on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing Senior Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Representatives, the Senior Collateral Agents or the Senior Creditors may have with respect to the Common Collateral.

5.5     Bailee for Perfection.

(a)     The Joint First Lien Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Junior Joint Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Amended and Restated Junior Security Agreement and/or the Amended and Restated Junior Pledge Agreement, subject to the terms and conditions of this Section 5.5.

(b)     The Joint First Lien Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Joint First Lien Collateral Agent for the Junior Joint Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Amended and Restated Junior Security Agreement, in each case subject to the terms and conditions of this Section 5.5. Upon Discharge of Senior Claims, the Joint First Lien Collateral Agent shall continue to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Joint First Lien Collateral Agent pursuant to this clause (b) until the Junior Joint Collateral Agent has obtained control thereof for the purpose of perfecting its security interest.

(c)     Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Claims has occurred, the Senior Collateral Agents shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Documents as if the Liens under the Junior Collateral Documents did not exist. The rights of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)     The Senior Collateral Agents shall have no obligation whatsoever to the Junior Representatives, the Junior Collateral Agents or any Junior Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Collateral Agents under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Joint Collateral Agent for purposes of perfecting the Lien held by the Junior Joint Collateral Agent.

(e)     The Senior Collateral Agents shall not have by reason of the Junior Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Junior Representative, any Junior Collateral Agent or any Junior Creditor and each Junior Representative, each Junior Collateral Agent and the Junior Creditors hereby waive and release the Joint First Lien Collateral Agent from all claims and liabilities arising without gross negligence or willful misconduct pursuant to the Joint First Lien Collateral Agent’s role under this Section 5.5, as agent and bailee with respect to the Common Collateral (other than its obligation to exercise reasonable care in connection with any Common Collateral actually in its possession).

(f)     Upon Discharge of Senior Claims, the Joint First Lien Collateral Agent shall deliver to the Junior Joint Collateral Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Junior Joint Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereunder. The Joint First Lien Collateral Agent has no obligation to follow instructions from the Junior Joint Collateral Agent in contravention of this Agreement. Without limiting the foregoing, upon Discharge of Senior Claims, each Senior Representative will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Senior Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.

(g)     Neither any Senior Representative, any Senior Collateral Agent nor any Senior Creditor shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to any Senior Collateral Agent or any Senior Creditors under any Senior Agreement or the Senior Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.6     Additional Collateral. If any Lien is granted by any Grantor in favor of the Senior Creditors or the Junior Creditors on any additional collateral, such additional collateral shall also be subject to a Lien in favor of the Senior Creditors and the Junior Notes Claimholders in the relative lien priority scheme set forth in Section 2.1.

5.7     Collateral Agents; Collateral Documents. With respect to any and all Senior Credit Agreement Collateral other than the Mortgaged Collateral, the Senior Credit Agreement Collateral Agent shall act as collateral agent on behalf of the Senior Credit Agreement Creditors. The Senior Credit Agreement Collateral Agent shall separately document its Lien(s) on any and all Senior Credit Agreement Collateral other than the Mortgaged Collateral. With respect to any and all 1.125 Lien Collateral other than the Mortgaged Collateral, the 1.125 Lien Collateral Agent shall act as collateral agent on behalf of the Senior Creditors under the 1.125 Lien Noteholder Documents. The Company shall separately document the 1.125 Lien Collateral Agent’s Lien(s) on any and all Senior Notes Collateral under the 1.125 Lien Noteholder Documents other than the Mortgaged Collateral. With respect to any and all 1.25 Lien Collateral other than the Mortgaged Collateral, the 1.25 Lien Collateral Agent shall act as collateral agent on behalf of the Senior Creditors under the 1.25 Lien Noteholder Documents. The Company shall separately document the 1.25 Lien Collateral Agent’s Lien(s) on any and all Senior Notes Collateral under the 1.25 Lien Noteholder Documents other than the Mortgaged Collateral. With respect to any and all 1.5 Lien Collateral other than the Mortgaged Collateral, the 1.5 Lien Collateral Agent shall act as collateral agent on behalf of the Senior Creditors under the 1.5 Lien Noteholder Documents. The Company shall separately document the 1.5 Lien Collateral Agent’s Lien(s) on any and all Senior Notes Collateral under the 1.5 Lien Noteholder Documents other than the Mortgaged Collateral. With respect to any and all Junior Noteholder Collateral, the Junior Joint Collateral Agent or, in the case of any Mortgage Tax Collateral existing as of the date hereof, the Mortgage Tax Collateral Agent shall act as collateral agent on behalf of the Junior Creditors. The Company shall separately document the Junior Joint Collateral Agent’s Lien(s) on any and all Junior Collateral other than the Mortgage Tax Collateral existing as of the date hereof.

Section 6.     Insolvency or Liquidation Proceedings.

6.1     Financing and Sale Issues.

(a)     If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors agree that (i) if the Senior Creditors consent (or are deemed to have consented) to such use of cash collateral, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, shall be deemed to have consented to such use of cash collateral so long as the Junior Creditors receive (if requested) adequate protection in the manner permitted in Section 6.3 and (ii) if the Senior Creditors consent (or are deemed to have consented) to DIP Financing that provides for priming of or pari passu treatment with the Senior Liens, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Senior Claims under the Senior Collateral Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) and the Senior Claims on the same basis as the other Liens securing the Junior Claims are subordinated to Liens securing Senior Claims under this Agreement.

(b)     The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Controlling Senior Collateral Agent, on behalf of the applicable Senior Creditors, has consented to such sale or disposition of such assets so long as the interests of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.

6.2     Relief from the Automatic Stay. Until the Discharge of Senior Claims has occurred, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of, the Controlling Senior Representative.

6.3     Adequate Protection. The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, agree that none of them shall contest (or support any other Person contesting) (a) any request by any of the Senior Representatives, the Senior Collateral Agents or the Senior Creditors for adequate protection or (b) any objection by any Senior Representative, any Senior Collateral Agent or the Senior Creditors to any motion, relief, action or proceeding based on any Senior Representative’s, any Senior Collateral Agent’s or the Senior Creditors’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) any Junior Representative on behalf of itself and its Junior Creditors, may seek or request adequate protection in the form of a replacement Lien on collateral, provided that the Senior Creditors are granted a Lien on such collateral before or at the same time the Junior Creditors are granted a Lien on such collateral and that such Lien shall be subordinated to the Senior Liens and any DIP Financing permitted under Section 6.1 (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Claims are so subordinated to the Liens securing the First Lien Indebtedness under this Agreement and (ii) in the event that any Junior Representative, on behalf of itself or any Junior Creditor, seeks or requests adequate protection and such adequate protection is granted in the form of collateral securing the Junior Claims, such Liens shall be subordinated to the Liens on such collateral securing the First Lien Indebtedness and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Creditors as adequate protection on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing the Senior Claims under this Agreement and such collateral shall be included in and be part of the Common Collateral. Except as provided in this Section, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B).

6.4     No Waiver; Voting Restrictions. Nothing contained herein shall prohibit or in any way limit any Senior Representative, any Senior Collateral Agent or any other Senior Creditor from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Representatives, the Junior Collateral Agents or any of the Junior Creditors, including the seeking by the Junior Representatives, the Junior Collateral Agents or any Junior Creditor of adequate protection or the asserting by the Junior Representatives, the Junior Collateral Agents or any Junior Creditor of any of its rights and remedies under the Junior Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither the Junior Representatives, the Junior Collateral Agents nor any Junior Creditor shall vote any Junior Claim in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full in cash of the First Lien Indebtedness, (ii) such plan provides for the treatment of the Senior Claims in a manner that preserves the relative lien priority of the Senior Claims over the Junior Claims to at least the same extent as set forth in this Agreement or (iii) such plan is approved by the Senior Creditors (to the extent such approval is required from the Senior Representatives or the Senior Collateral Agent, acting at the direction of the required Senior Credit Agreement Lenders, Senior Noteholders or other Senior Creditors, as applicable).

6.5     Preference Issues; Recovery. If any Senior Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Senior Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Creditors shall be entitled to a Discharge of Senior Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.6     Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Claims and on account of Junior Claims, then, to the extent the debt obligations distributed on account of the Senior Claims and on account of the Junior Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7     Application. This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.8     Expense Claims. None of the Junior Collateral Agents, the Junior Representatives or any Junior Creditor will assert or enforce, at any time prior to the Discharge of Senior Claims, any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors for costs or expenses of preserving or disposing of any Common Collateral.

6.9     Post-Petition Claims.   None of the Junior Collateral Agents, the Junior Representatives or any Junior Creditor shall oppose or seek to challenge any claim by any Senior Representative, any Senior Collateral Agent or any Senior Creditor for allowance in any Insolvency or Liquidation Proceeding of Senior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors, without regard to the existence of the Lien of the Junior Representatives or the Junior Collateral Agents, on behalf of the Junior Creditors, on the Common Collateral.

(b)     None of the Senior Representatives, the Senior Collateral Agents or any other Senior Creditor shall oppose or seek to challenge any claim by any Junior Representative or any Junior Creditor for allowance in any Insolvency or Liquidation Proceeding of Junior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of the Junior Representatives on behalf of the Junior Creditors on the Common Collateral (after taking into account the Liens in favor of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors).

Section 7.      Reliance; Waivers; etc.

7.1       [Reserved].

7.2     No Warranties or Liability. The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors are deemed to, acknowledge and agree that each of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Creditors will be entitled to manage and supervise their respective loans, securities and extensions of credit under the Senior Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Creditors (including the Senior Noteholders and the Senior Credit Agreement Lenders) may manage their loans, securities and extensions of credit without regard to any rights or interests that the Junior Representatives or any of the Junior Creditors have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the Senior Representatives or the Senior Collateral Agents shall have any duty to the Junior Representatives, the Junior Collateral Agents or any of the Junior Creditors to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Collateral Agents, the Senior Creditors, the Junior Representatives, the Junior Collateral Agents and the Junior Creditors have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Junior Claims, the Senior Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Grantors’ or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3     Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Collateral Agents, and the Senior Creditors, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors, respectively, hereunder shall remain in full force and effect irrespective of:

(a)     any lack of validity or enforceability of any Senior Documents or any Junior Documents;

(b)     any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Agreement or any other Senior Document or of the terms of the Junior Indentures or any other Junior Document;

(c)     any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Claims or any guarantee thereof;

(d)     the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)     any other circumstances that otherwise might constitute a defense available to, or a discharge of, Hovnanian, the Company or any other Grantor in respect of the Senior Claims, or of the Junior Representatives, the Junior Collateral Agents or any Junior Creditor in respect of this Agreement.

Section 8.      Miscellaneous.

8.1     Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Senior Claims shall have occurred. This is a continuing agreement of Lien subordination and the Senior Creditors may continue, at any time and without notice to the Junior Representatives, the Junior Collateral Agents or any Junior Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of, or to hold the securities of, the Company or any other Grantor constituting Senior Claims in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.2     Amendments; Waivers.   No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Representatives, the Junior Collateral Agents, the Senior Representatives or the Senior Collateral Agents shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 8.2 to the contrary, this Agreement may be amended, supplemented or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of the Senior Representatives, the Senior Collateral Agents, any Senior Creditor, the Junior Representatives, the Junior Collateral Agents or any Junior Creditor to (i) add other parties holding Future Second Lien Indebtedness (or any agent or trustee therefor) and Future First Lien Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any Senior Document or any Junior Document, (ii) in the case of Future Second Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future Second Lien Indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Senior Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Junior Claims and (B) provide to the holders of such Future Second Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of Junior Claims under this Agreement and (iii) in the case of Future First Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future First Lien Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any Junior Claims and shall share in the benefits of the Common Collateral with all Liens on the Common Collateral securing any Senior Claims in the manner set forth in and contemplated by the First Lien Intercreditor Agreement, (B) provide to the holders of such Future First Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Claims under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the Senior Documents or the Junior Documents and (C) provide, in connection with a joinder or amendment to the First Lien Intercreditor Agreement, that the agent or trustee for the applicable Credit Facility may, in accordance with the terms of such First Lien Intercreditor Agreement, act as representative of all Senior Creditors under this Agreement by succeeding to the role of Controlling Senior Lien Collateral Agent hereunder (other than with respect to matters that relate solely to the applicable Senior Agreements). Any such additional party, the Senior Representatives, the Senior Collateral Agents, the Junior Representatives and the Junior Collateral Agents shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Senior Indentures) delivered to the Senior Representatives, the Senior Collateral Agents, the Junior Representatives and the Junior Collateral Agents that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents, the Senior Agreements and the Junior Agreements and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with.

8.3     Information Concerning Financial Condition of the Company and the Subsidiaries.   The Senior Representatives, the Senior Collateral Agents and the Senior Creditors, on the one hand, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of Hovnanian, the Company and the Subsidiaries and all endorsers and/or guarantors of the Junior Claims or the Senior Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the Junior Claims or the Senior Claims.

(b)     The Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall have no duty to advise the Junior Representatives, the Junior Collateral Agents or any Junior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Collateral Agent or any of the Senior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Junior Representative, any Junior Collateral Agent or any Junior Creditor, it or they shall be under no obligation (w) to make, and the Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c)     The Junior Representatives, the Junior Collateral Agents and the Junior Creditors shall have no duty to advise any Senior Representative, any Senior Collateral Agent or any Senior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Junior Representative, any Junior Collateral Agent or any of the Junior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Representatives, the Senior Collateral Agents or any Senior Creditor, it or they shall be under no obligation (w) to make, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.4     Subrogation. The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, hereby agree not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Senior Claims has occurred.

8.5     Application of Payments. Except as otherwise provided herein, all payments received by the Senior Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Claims as the Senior Creditors, in their sole discretion, deem appropriate, consistent with the terms of the Senior Documents. Except as otherwise provided herein, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, assent to any such extension or postponement of the time of payment of the Senior Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6     Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.7     Notices. (a) All notices to the Junior Creditors and the Senior Creditors permitted or required under this Agreement may be sent to the Junior Representatives and the Senior Representatives, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices to the Senior Representatives and the Senior Collateral Agents shall be deemed received when actually received by a Responsible Officer thereof.

(b)     The Senior Representatives, the Senior Collateral Agents, the Junior Representatives and the Junior Collateral Agents agree to accept and act upon instructions or directions pursuant to the Senior Documents and the Junior Documents, as applicable, sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. None of the Senior Representatives, the Senior Collateral Agents, the Junior Representatives or the Junior Collateral Agents shall be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Senior Representatives, the Senior Collateral Agents, the Junior Representatives or the Junior Collateral Agents, including without limitation the risk of the Senior Representatives, the Senior Collateral Agents, the Junior Representatives or the Junior Collateral Agents acting on unauthorized instructions, and the risk or interception and misuse by third parties.

8.8     Further Assurances. Each of the Junior Representatives and the Junior Collateral Agents, on behalf of itself and the Junior Creditors, and the Senior Representatives and the Senior Collateral Agents, on behalf of itself and the Senior Creditors, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the Senior Representatives, the Senior Collateral Agents and the Senior Creditors such additional documents and instruments (in recordable form, if requested) as the Senior Representatives, the Senior Collateral Agents or the Senior Creditors may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9     Company Notice of the Discharge of Senior Claims. The Company shall provide prompt written notice to the Junior Representatives of any Discharge of the Senior Claims.

8.10     Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11     Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Collateral Agents, the Senior Creditors, the Junior Representatives, the Junior Collateral Agents, the Junior Creditors, Hovnanian, the Company, the Grantors and their respective permitted successors and assigns.

8.12     Specific Performance. The Senior Representatives or the Senior Collateral Agents, on behalf of themselves and the Senior Creditors, may demand specific performance of this Agreement. Subject to the rights, benefits, protections, indemnifications and immunities afforded to the Junior Representatives and the Junior Collateral Agents in the Junior Documents, as applicable, the Junior Creditors are hereby deemed to irrevocably waive any defense based on the adequacy of a remedy at law to bar the remedy of specific performance in any action that may be brought by the Senior Representatives or the Senior Collateral Agents.

8.13     Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14     Counterparts; Telecopy Signatures. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.

8.15     Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16     No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Claims and Junior Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17     Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18     Senior Representatives, Senior Collateral Agents, Junior Representatives and Junior Collateral Agents. It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent, respectively, in the Senior Credit Agreement shall apply to the Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent, respectively, hereunder, (b) Wilmington Trust, National Association is entering into this Agreement as 1.125 Lien Trustee and 1.125 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.125 Lien Trustee and the 1.125 Lien Collateral Agent, respectively, in the 1.125 Lien Indenture and the 1.125 Lien Collateral Documents shall apply to the 1.125 Lien Trustee and the 1.125 Lien Collateral Agent, respectively, hereunder, (c) Wilmington Trust, National Association is entering into this Agreement as 1.25 Lien Trustee and 1.25 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent, respectively, in the 1.25 Lien Indenture and the 1.25 Lien Collateral Documents shall apply to the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent, respectively, hereunder, (d) Wilmington Trust, National Association is entering into this Agreement as 1.5 Lien Trustee and 1.5 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent, respectively, in the 1.5 Lien Indenture and the 1.5 Lien Collateral Documents shall apply to the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent, respectively, hereunder, (e) Wilmington Trust, National Association is entering into this Agreement as 10.000% Junior Trustee and 10.000% Junior Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent, respectively, in the 10.000% Junior Indenture and the Junior Collateral Documents shall apply to the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent, respectively, hereunder, (f) Wilmington Trust, National Association is entering into this Agreement as 10.500% Junior Trustee and 10.500% Junior Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 10.500% Junior Trustee and 10.500% Junior Collateral Agent, respectively, in the 10.500% Junior Indenture and the Junior Collateral Documents shall apply to the 10.500% Junior Trustee and the 10.500% Junior Collateral Agent, respectively, hereunder, (g) Wilmington Trust, National Association is entering into this Agreement as Junior Joint Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Junior Joint Collateral Agent in the Junior Collateral Documents shall apply to the Junior Joint Collateral Agent hereunder and (h) Wilmington Trust, National Association is entering into this Agreement as Mortgage Tax Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Mortgage Tax Collateral Agent in the Mortgage Tax Collateral Agency Agreement shall apply to the Mortgage Tax Collateral Agent hereunder.

The permissive authorizations, entitlements, powers and rights granted to each of the Senior Representatives and the Senior Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Senior Representatives or the Senior Collateral Agents shall be exercised in accordance with the terms of the Senior Documents, as applicable.

The permissive authorizations, entitlements, powers and rights granted to each of the Junior Representatives and the Junior Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Junior Representatives or the Junior Collateral Agents shall be exercised in accordance with the terms of the Junior Documents.

Pursuant to Section 9.01 of the each of the Junior Indentures, each of the Junior Representatives and the Junior Collateral Agents are executing this Agreement in reliance upon the authorization and direction of the Junior Noteholders contained therein.

8.19     Designations. For purposes of the provisions hereof, the Senior Indentures and the Junior Indentures requiring the Company to designate Indebtedness for the purposes of the term “First Lien Indebtedness,” any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Senior Representatives and the Junior Representatives. For all purposes hereof and the Junior Indentures, the Company hereby designates the Indebtedness incurred pursuant to the Senior Documents as First Lien Indebtedness.

8.20     Relative Rights; Conflict. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any Senior Agreement, any Junior Agreement or any other Senior Documents or Junior Documents entered into in connection with the Senior Agreements or the Junior Agreements or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Agreements, the Junior Agreements or any other Senior Documents entered into in connection with the Senior Agreements or the Junior Agreements or any other Junior Documents entered into in connection with the Junior Agreements, (b) change the relative priorities of the Senior Claims or the Liens granted under the Senior Documents on the Common Collateral (or any other assets) as among the Senior Creditors, (c) otherwise change the relative rights of the Senior Creditors in respect of the Common Collateral as among such Senior Creditors or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Agreements or any other Senior Document entered into in connection with the Senior Agreements or the Junior Agreements or any other Junior Document entered into in connection with the Junior Agreements. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the relative rights and obligations of the Senior Credit Agreement Administrative Agent, the Senior Credit Agreement Collateral Agent, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors (as amongst themselves) with respect to any Common Collateral shall be governed by the terms of the First Lien Intercreditor Agreement and in the event of any conflict between the First Lien Intercreditor Agreement, on the one hand, and this Agreement, on the other hand, the provisions of the First Lien Intercreditor Agreement shall control. As it relates to matters between the Junior Representatives, the Junior Collateral Agents and the Junior Creditors, on the one hand, and the Senior Representatives, the Senior Collateral Agents and the Senior Creditors, on the other hand, in any conflict between the provisions of this Agreement and the Senior Documents or the Junior Documents, this Agreement shall govern, except with respect to the rights, benefits, protections, indemnifications and immunities of Wilmington Trust, National Association.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Intercreditor Agreement to be duly executed and delivered as of the date first above written.

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Telecopy: 612-217-5651

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Senior Credit Agreement Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.125 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.125 Lien Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.125 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.125 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.25 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.25 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.5 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

1.5 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Joint First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Joint First Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Mortgage Tax Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Mortgage Tax Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.000% Junior Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 10.000% Junior Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.000% Junior Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 10.000% Junior Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.500% Junior Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 10.500% Junior Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.500% Junior Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 10.500% Junior Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Junior Joint Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Junior Joint Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

Address for Notices for the Company, Hovnanian and their Subsidiaries:

c/o Hovnanian Enterprises, Inc. 110 West Front St., P.O. Box 500 Red Bank, NJ 07701 Attention: David Bachstetter Telephone: (732) 383-2759 Facsimile: (732) 747-6835

[Signature Page to Amended and Restated Intercreditor Agreement]

SCHEDULE A – LIST OF ENTITIES

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC
K. Hovnanian Arizona New GC, LLC
K. Hovnanian Arizona Old GC, LLC
K. Hovnanian at 23 North, LLC
K. Hovnanian at 240 Missouri, LLC
K. Hovnanian at Acacia Place, LLC
K. Hovnanian at Aire on McDowell, LLC
K. Hovnanian at Catania, LLC
K. Hovnanian at Eagle Heights, LLC
K. Hovnanian at Gallery, LLC
K. Hovnanian at Galloway Ridge, LLC
K. Hovnanian at Luke Landing, LLC
K. Hovnanian at Maryland Ridge, LLC
K. Hovnanian at Montana Vista Dobbins, LLC
K. Hovnanian at Montana Vista, LLC
K. Hovnanian at Palm Valley, L.L.C.
K. Hovnanian at Park Paseo, LLC
K. Hovnanian at Pointe 16, LLC
K. Hovnanian at Quail Creek, L.L.C.
K. Hovnanian at Rancho Cabrillo, LLC
K. Hovnanian at Scottsdale Heights, LLC
K. Hovnanian at Sienna Hills, LLC
K. Hovnanian at Silverstone G, LLC
K. Hovnanian at Silverstone, LLC
K. Hovnanian at Skye on McDowell, LLC
K. Hovnanian at Solare, LLC
K. Hovnanian at Sunrise Trail II, LLC
K. Hovnanian at Sunrise Trail III, LLC
K. Hovnanian at The Meadows 9, LLC
K. Hovnanian at The Meadows, LLC
K. Hovnanian at Union Park, LLC
K. Hovnanian at Ventana Lakes, LLC
K. Hovnanian at Verrado Cascina, LLC
K. Hovnanian at Verrado Marketside, LLC
K. Hovnanian Companies of Arizona, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. Hovnanian Legacy at Via Bella, LLC
K. Hovnanian Phoenix Division, Inc.
K. Hovnanian Phoenix Group, LLC
K. Hovnanian's Four Seasons at The Manor II, LLC
K. Hovnanian's Four Seasons at The Manor, LLC
K. Hovnanian California Old GC, Inc.
K. Hovnanian California Region, Inc.

K. Hovnanian Communities, Inc.
K. Hovnanian Companies of Southern California, Inc.
K. Hovnanian Companies, LLC
K. Hovnanian Homes Northern California, Inc.
K. Hovnanian JV Holdings, L.L.C.
K. Hovnanian JV Services Company, L.L.C.
K. Hovnanian Meadow View at Mountain House, LLC
K. Hovnanian Northeast Division, Inc.
K. Hovnanian Northern California Division, LLC
K. Hovnanian Operations Company, Inc.
K. Hovnanian's Aspire at Union Village, LLC
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. Hovnanian's Four Seasons at Beaumont, LLC
K. Hovnanian's Four Seasons at Los Banos, LLC
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.
K. Hovnanian's Four Seasons at Palm Springs, LLC
K. Hovnanian's Parkside at Towngate, L.L.C.
K. Hovnanian's Sonata at The Preserve, LLC
K. Hovnanian's Veranda at RiverPark II, LLC
K. Hovnanian's Veranda at RiverPark, LLC
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
K. Hovnanian Parkview at Sterling Meadows, LLC
2700 Empire, LLC
GTIS-HOV Positano LLC
GTIS-HOV Rancho 79 LLC
K. Hovnanian Southern California Division, LLC
K. Hovnanian Aspire at Bellevue Ranch, LLC
K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC
K. Hovnanian at Aliso, LLC
K. Hovnanian at Andalusia, LLC
K. Hovnanian at Bakersfield 463, L.L.C.
K. Hovnanian at Beacon Park Area 129 II, LLC
K. Hovnanian at Beacon Park Area 129, LLC
K. Hovnanian at Beacon Park Area 137, LLC
K. Hovnanian at Blackstone, LLC
K. Hovnanian at Cadence Park, LLC
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. Hovnanian at Carlsbad, LLC
K. Hovnanian at Cedar Lane, LLC
K. Hovnanian at Cielo, L.L.C.
K. Hovnanian at El Dorado Ranch II, L.L.C.
K. Hovnanian at El Dorado Ranch, L.L.C.
K. Hovnanian at Fiddyment Ranch, LLC
K. Hovnanian at Fresno, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. Hovnanian at Gilroy 60, LLC
K. Hovnanian at GIlroy, LLC
K. Hovnanian at Hidden Lake, LLC
K. Hovnanian at Jaeger Ranch, LLC
K. Hovnanian at La Laguna, L.L.C.
K. Hovnanian at Luna Vista, LLC
K. Hovnanian at Malan Park, L.L.C.
K. Hovnanian at Manteca, LLC
K. Hovnanian at Melanie Meadows, LLC
K. Hovnanian at Meridian Hills, LLC
K. Hovnanian at Muirfield, LLC
K. Hovnanian at Parkside, LLC
K. Hovnanian at Pavilion Park, LLC
K. Hovnanian at Piazza Serena, L.L.C
K. Hovnanian at Positano, LLC
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. Hovnanian at Santa Nella, LLC
K. Hovnanian at Sheldon Grove, LLC
K. Hovnanian at Sierra Vista, LLC
K. Hovnanian at Skye Isle, LLC
K. Hovnanian at Stanton, LLC
K. Hovnanian at Sunridge Park, LLC
K. Hovnanian at Thompson Ranch, LLC
K. Hovnanian at Trail Ridge, LLC
K. Hovnanian at Valle Del Sol, LLC
K. Hovnanian at Verona Estates, LLC
K. Hovnanian at Victorville, L.L.C.
K. Hovnanian at Village Center, LLC
K. Hovnanian at Vineyard Heights, LLC
K. Hovnanian at Vista Del Sol, L.L.C.
K. Hovnanian at Vista Lago, LLC
K. Hovnanian at Waterstone, LLC
K. Hovnanian at West View Estates, L.L.C.
K. Hovnanian at Westshore, LLC
K. Hovnanian at Wheeler Ranch, LLC
K. Hovnanian at Woodcreek West, LLC
K. Hovnanian CA Land Holdings, LLC
K. Hovnanian California New GC, LLC
GTIS-HOV Dulles Parkway Parent LLC
GTIS-HOV Greenfield Crossing Parent LLC
GTIS-HOV Holdings LLC
Homebuyers Financial USA, LLC
HovSite Catalina LLC
HovSite Churchill Club LLC

HovSite Cider Grove LLC
HovSite Firenze LLC
HovSite Greenwood Manor LLC
HovSite Hunt Club LLC
HovSite Irish Prairie LLC
HovSite Liberty Lakes LLC
HovSite Monteverde 1 & 2 LLC
HovSite Monteverde 3 & 4 LLC
HovSite Providence LLC
HovSite Southampton LLC
K. Hovnanian at Ashby Place, LLC
K. Hovnanian at Brenford Station, LLC
K. Hovnanian at Cedar Lane Estates, LLC
K. Hovnanian at Hidden Brook, LLC
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. Hovnanian at Nottingham Meadows, LLC
K. Hovnanian at Ocean View Beach Club, LLC
K. Hovnanian at Plantation Lakes, L.L.C.
K. Hovnanian at Retreat at Millstone, LLC
K. Hovnanian at Seabrook, LLC
K. Hovnanian Central Acquisitions, L.L.C.
K. Hovnanian Delaware Division, Inc.
K. Hovnanian Delaware New GC, LLC
K. Hovnanian Delaware Old GC, LLC
K. Hovnanian Hamptons at Oak Creek II, L.L.C.
K. Hovnanian Homes at Knollac Acres, LLC
K. Hovnanian Homes of Delaware I, LLC
K. Hovnanian Homes of Longacre Village, L.L.C.
K. Hovnanian New Jersey Old GC, LLC
K. Hovnanian North Central Acquisitions, L.L.C.
K. Hovnanian North Jersey Acquisitions, L.L.C.
K. Hovnanian South Jersey Acquisitions, L.L.C.
K. Hovnanian's Four Seasons at Baymont Farms L.L.C.
K. Hovnanian's Four Seasons at Belle Terre, LLC
K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.
KHH Shell Hall Loan Acquisition, LLC
Traverse Partners, LLC
Washington Homes, Inc.
WTC Ventures, L.L.C.
K. Hovnanian at Tower Hill, LLC
K. Hovnanian at Autumn Ridge, LLC
K. HOVNANIAN Developments OF D.C., INC.
K. Hovnanian Homes at Parkside, LLC
K. Hovnanian Homes of D.C., L.L.C.
Eastern National Title Agency Florida, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
Hovnanian Land Investment Group of Florida, L.L.C.
K. Hovnanian Amber Glen, LLC
K. Hovnanian at Avenir, LLC
K. Hovnanian at Boca Dunes, LLC
K. Hovnanian at Coral Lago, LLC
K. Hovnanian at Hampton Cove, LLC
K. Hovnanian at Hilltop Reserve II, LLC
K. Hovnanian at Hilltop Reserve, LLC
K. Hovnanian at Lake Burden, LLC
K. Hovnanian at Lake Florence, LLC
K. Hovnanian at Lake LeClare, LLC
K. Hovnanian at Mystic Dunes, LLC
K. Hovnanian at Pickett Reserve, LLC
K. Hovnanian at Redtail, LLC
K. Hovnanian at Spring Isle, LLC
K. Hovnanian at Summerlake, LLC
K. Hovnanian at Terra Bella Two, LLC
K. Hovnanian at The Highlands at Summerlake Grove, LLC
K. Hovnanian at Valletta, LLC
K. Hovnanian at Walkers Grove, LLC
K. Hovnanian Aspire at Waterstone, LLC
K. Hovnanian Belmont Reserve, LLC
K. Hovnanian Cambridge Homes, L.L.C.
K. Hovnanian Companies of Florida, LLC
K. Hovnanian Cypress Creek, LLC
K. Hovnanian Cypress Key, LLC
K. Hovnanian Estates at Wekiva, LLC
K. HOVNANIAN FIRST HOMES, L.L.C.
K. Hovnanian Florida New GC, LLC
K. Hovnanian Florida Old GC, LLC
K. Hovnanian Florida Realty, L.L.C.
K. Hovnanian Grand Cypress, LLC
K. Hovnanian Grandefield, LLC
K. Hovnanian Homes of Florida I, LLC
K. Hovnanian Ivy Trail, LLC
K. Hovnanian Lake Griffin Reserve, LLC
K. Hovnanian Lake Parker, LLC
K. Hovnanian Magnolia at Westside, LLC
K. Hovnanian Montclaire Estates, LLC
K. Hovnanian Ocoee Landings, LLC
K. Hovnanian Orlando Division, LLC
K. Hovnanian Osprey Ranch, LLC
K. Hovnanian Pinewood Reserve, LLC
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Reynolds Ranch, LLC
K. Hovnanian Riverside, LLC
K. Hovnanian Rivington, LLC
K. Hovnanian San Sebastian, LLC
K. Hovnanian Sereno, LLC
K. Hovnanian South Fork, LLC
K. Hovnanian Southeast Florida Division, LLC
K. Hovnanian Sterling Ranch, LLC
K. Hovnanian T&C Homes at Florida, L.L.C.
K. Hovnanian TerraLargo, LLC
K. Hovnanian Union Park, LLC
K. Hovnanian Winding Bay Preserve, LLC
K. HOVNANIAN WINDWARD HOMES, LLC
KHOV WINDING BAY II, LLC
LINKS AT CALUSA SPRINGS, LLC
K. Hovnanian at The Commons at Richmond Hill, LLC
K. Hovnanian at Westbrook, LLC
K. Hovnanian Developments of Georgia, Inc.
K. Hovnanian Georgia New GC, LLC
K. Hovnanian Georgia Old GC, LLC
K. Hovnanian Homes at Creekside, LLC
Amber Ridge, LLC
Arbor Trails, LLC
Eastern National Title Agency Illinois, LLC
Glenrise Grove, L.L.C.
K. Hovnanian at Amberley Woods, LLC
K. Hovnanian at Ashley Pointe LLC
K. Hovnanian at Bradwell Estates, LLC
K. Hovnanian at Christina Court, LLC
K. Hovnanian at Churchill Farms LLC
K. Hovnanian at Deer Ridge, LLC
K. Hovnanian at Estates of Fox Chase, LLC
K. Hovnanian at Fairfield Ridge, LLC
K. Hovnanian at Grande Park, LLC
K. Hovnanian at Hanover Estates, LLC
K. Hovnanian at Island Lake, LLC
K. Hovnanian at Link Crossing, LLC
K. Hovnanian at Maple Hill LLC
K. Hovnanian at Meadowridge Villas, LLC
K. Hovnanian at North Grove Crossing, LLC
K. Hovnanian at North Pointe Estates LLC
K. Hovnanian at Northridge Estates, LLC
K. Hovnanian at Prairie Pointe, LLC
K. Hovnanian at Randall Highlands, LLC
K. Hovnanian at River Hills, LLC

K. Hovnanian at Sagebrook, LLC
K. Hovnanian at Silver Leaf, LLC
K. Hovnanian at Silverwood Glen, LLC
K. Hovnanian at Somerset, LLC
K. HOVNANIAN AT TAMARACK SOUTH LLC
K. Hovnanian at Tanglewood Oaks, LLC
K. Hovnanian at Trafford Place, LLC
K. Hovnanian at Villas at the Commons, LLC
K. Hovnanian Chicago Division, Inc.
K. Hovnanian Estates at Regency, L.L.C.
K. Hovnanian Illinois New GC, LLC
K. Hovnanian Illinois Old GC, LLC
K. Hovnanian T&C Homes at Illinois, L.L.C.
K. Hovnanian's Four Seasons at Briargate, LLC
K. Hovnanian's Four Seasons at New Lenox, LLC
K. Hovnanian at Norton Lake LLC
K. Hovnanian at Orchard Meadows, LLC
K. Hovnanian at Tramore LLC
Eastern National Title Agency Maryland, LLC
GTIS-HOV Villages at Pepper Mill LLC
Homebuyers Financial Services, L.L.C.
Hovnanian Land Investment Group of Maryland, L.L.C.
Hovnanian Land Investment Group, L.L.C.
K. Hovnanian at Brittany Manor Borrower, LLC
K. Hovnanian at Brittany Manor, LLC
K. Hovnanian at Caton's Reserve, LLC
K. Hovnanian at Roderuck, L.L.C.
K. Hovnanian at Wade's Grant, L.L.C.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. Hovnanian D.C. Group, LLC
K. Hovnanian Homes at Greenway Farm, L.L.C.
K. Hovnanian Homes at Jones Station 1, L.L.C.
K. Hovnanian Homes at Russett, L.L.C.
K. Hovnanian Homes at the Highlands, LLC
K. Hovnanian Homes of Maryland, L.L.C.
K. Hovnanian Maryland Division, LLC
K. Hovnanian Maryland Region, Inc.
K. Hovnanian's Four Seasons at Kent Island II, LLC
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.
Pine Ayr, LLC
Ridgemore Utility L.L.C.
K. Hovnanian at Eden Terrace, L.L.C.
K. Hovnanian Homes of Maryland I, LLC
K. Hovnanian Homes of Maryland II, LLC
K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC
K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC
K. Hovnanian Homes of Minnesota at Brynwood, LLC
K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC
K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC
K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC
K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC
K. Hovnanian Homes of Minnesota at Regent's Point, LLC
K. Hovnanian Homes of Minnesota, L.L.C.
K. Hovnanian Liberty on Bluff Creek, LLC
K. Hovnanian Timbres at Elm Creek, LLC
K. Hovnanian's Four Seasons at Rush Creek II, LLC
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.
K. Hovnanian at Burch Kove, LLC
K. Hovnanian at Indian Wells, LLC
K. Hovnanian at Lily Orchard, LLC
K. Hovnanian at Main Street Square, LLC
K. Hovnanian at Oak Pointe, LLC
K. Hovnanian at The Promenade at Beaver Creek, LLC
K. Hovnanian at Wheeler Woods, LLC
K. Hovnanian Developments of North Carolina, Inc.
K. Hovnanian Homes at Brook Manor, LLC
K. Hovnanian Homes at Reedy Creek, LLC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. Hovnanian Sherwood at Regency, LLC
Builder Services NJ, L.L.C.
F&W MECHANICAL SERVICES, L.L.C.
K. Hovnanian Acquisitions, Inc.
K. Hovnanian Aspire at Morris Woods, LLC
K. Hovnanian at Asbury Park Urban Renewal, LLC
K. Hovnanian at Baltic & Aegean Asbury Park, LLC
K. Hovnanian at Barnegat II, L.L.C.
K. Hovnanian at Branchburg II, LLC
K. Hovnanian at Branchburg, L.L.C.
K. Hovnanian at Branchburg-Vollers, LLC
K. Hovnanian at Bridgewater I, L.L.C.
K. Hovnanian at Cedar Grove III, L.L.C.
K. Hovnanian at Chesterfield, L.L.C.
K. Hovnanian at Dunellen Urban Renewal, LLC
K. Hovnanian at East Brunswick III, LLC
K. Hovnanian at East Windsor, LLC
K. Hovnanian at Egg Harbor Township II, L.L.C.
K. Hovnanian at Fifth Avenue, L.L.C.
K. Hovnanian at Florence I, L.L.C.
K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Franklin II, L.L.C.
K. Hovnanian at Franklin, L.L.C.
K. Hovnanian at Freehold Township III, LLC
K. Hovnanian at Great Notch, L.L.C.
K. Hovnanian at Hackettstown II, L.L.C.
K. Hovnanian at Hillsborough, LLC
K. Hovnanian at Howell Fort Plains, LLC
K. Hovnanian at Howell, LLC
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. Hovnanian at Jackson I, L.L.C.
K. Hovnanian at Jackson, L.L.C.
K. Hovnanian at Little Egg Harbor Township II, L.L.C.
K. Hovnanian at Manalapan Crossing, LLC
K. HOVNANIAN AT MANALAPAN II, L.L.C.
K. Hovnanian at Manalapan III, L.L.C.
K. Hovnanian at Manalapan IV, LLC
K. Hovnanian at Manalapan Ridge, LLC
K. Hovnanian at Manalapan V, LLC
K. Hovnanian at Manalapan VI, LLC
K. Hovnanian at Maple Avenue, L.L.C.
K. Hovnanian at Marlboro Township IX, L.L.C.
K. Hovnanian at Marlboro Township V, L.L.C.
K. Hovnanian at Marlboro VI, L.L.C.
K. Hovnanian at Mendham Township, L.L.C.
K. Hovnanian at Middle Township II, L.L.C.
K. Hovnanian at Middletown III, LLC
K. Hovnanian at Millville II, L.L.C.
K. Hovnanian at Monroe IV, L.L.C.
K. Hovnanian at Monroe NJ II, LLC
K. Hovnanian at Monroe NJ III, LLC
K. Hovnanian at Monroe NJ, L.L.C.
K. Hovnanian at Montgomery, LLC
K. Hovnanian at Montvale II, LLC
K. Hovnanian at Montvale, L.L.C.
K. Hovnanian at Morris Twp II, LLC
K. Hovnanian at Morris Twp, LLC
K. Hovnanian at North Bergen. L.L.C.
K. Hovnanian at North Caldwell II, L.L.C.
K. Hovnanian at North Caldwell III, L.L.C.
K. Hovnanian at North Caldwell IV, L.L.C.
K. Hovnanian at North Wildwood, L.L.C.
K. Hovnanian at Oakland, LLC
K. Hovnanian at Oceanport, L.L.C.
K. Hovnanian at Old Bridge II, LLC
K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Parsippany, L.L.C.
K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.
K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. Hovnanian at Ridgemont, L.L.C.
K. Hovnanian at Rock Ledge, LLC
K. Hovnanian at Shrewsbury, LLC
K. Hovnanian at Smithville, Inc.
K. Hovnanian at South Brunswick II, LLC
K. Hovnanian at South Brunswick III, LLC
K. Hovnanian at South Brunswick IV, LLC
K. Hovnanian at Station Square, L.L.C.
K. Hovnanian at The Monarch, L.L.C.
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. Hovnanian at Villages at Country View, LLC
K. Hovnanian at Wall Donato, LLC
K. Hovnanian at Wall Quail Ridge, LLC
K. Hovnanian at Warren Township II, LLC
K. Hovnanian at Warren Township, L.L.C.
K. Hovnanian at Wildwood Bayside, L.L.C.
K. Hovnanian at Woolwich I, L.L.C.
K. Hovnanian Construction II, Inc
K. Hovnanian Edison Group, LLC
K. Hovnanian Financial Services Group, LLC
K. Hovnanian Holdings NJ, L.L.C.
K. Hovnanian Manalapan Acquisition, LLC
K. Hovnanian New Jersey New GC, LLC
K. Hovnanian Northeast Services, L.L.C.
K. Hovnanian Port Imperial Urban Renewal, Inc.
K. Hovnanian Southern New Jersey, L.L.C.
K. Hovnanian Venture I, L.L.C.
K. Hovnanian's Cove at Asbury Park, LLC
K. Hovnanian's Four Seasons at Bella Vista, LLC
K. Hovnanian's Four Seasons at Colts Farm, LLC
K. Hovnanian's Prospect Place at Morristown, LLC
K. Hovnanian's Woodlands at Freehold, LLC
LANDARAMA, INC.
M & M at Monroe Woods, L.L.C.
M&M at Chesterfield, L.L.C.
M&M at Crescent Court, L.L.C.
M&M at West Orange, L.L.C.
Matzel & Mumford at Egg Harbor, L.L.C.
MCNJ, Inc.
MM-Beachfront North I, LLC
Route 1 and Route 522, L.L.C.

Terrapin Realty, L.L.C.
The Matzel & Mumford Organization, Inc
K. Hovnanian at Waldwick, LLC
K. Hovnanian Classics, L.L.C.
Eastern National Title Agency, Inc.
K. Hovnanian at East Brunswick, LLC
K. Hovnanian at Howell II, LLC
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. Hovnanian Properties of Red Bank, LLC
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. Hovnanian Developments of New York, Inc.
K. Hovnanian Aberdeen, LLC
K. Hovnanian Asbury Pointe, LLC
K. Hovnanian Belden Pointe, LLC
K. Hovnanian Build on Your Lot Division, LLC
K. Hovnanian Cornerstone Farms, LLC
K. Hovnanian Falls Pointe, LLC
K. Hovnanian Forest Lakes, LLC
K. Hovnanian Forest Valley, LLC
K. Hovnanian Four Seasons at Chestnut Ridge, LLC
K. Hovnanian Hidden Hollow, LLC
K. Hovnanian Highland Ridge, LLC
K. Hovnanian Indian Trails, LLC
K. Hovnanian LaDue Reserve, LLC
K. Hovnanian Lakes of Green, LLC
K. Hovnanian Landings 40s, LLC
K. Hovnanian Meadow Lakes, LLC
K. Hovnanian Monarch Grove, LLC
K. Hovnanian Northern Ohio Division, LLC
K. Hovnanian Northpointe 40s, LLC
K. Hovnanian Norton Place, LLC
K. Hovnanian Ohio New GC, LLC
K. Hovnanian Ohio Realty, L.L.C.
K. Hovnanian Ohio Region, Inc.
K. Hovnanian Redfern Trails, LLC
K. Hovnanian Rivendale, LLC
K. Hovnanian Village Glen, LLC
K. Hovnanian Waterbury, LLC
K. Hovnanian White Road, LLC
K. Hovnanian Woodland Pointe, LLC
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
New Home Realty, LLC
K. Hovnanian Ohio Old GC, LLC
K. Hovnanian Woodridge Place, LLC
K. Hovnanian Edgebrook, LLC

K. Hovnanian Schady Reserve, LLC
Builder Services PA, L.L.C.
Eastern National Abstract, Inc.
GTIS-HOV Warminster LLC
K. Hovnanian at Allentown, L.L.C.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. Hovnanian at Doylestown, LLC
K. Hovnanian at Hershey's Mill, Inc.
K. Hovnanian at Lower Macungie Township I, L.L.C.
K. Hovnanian at Lower Macungie Township II, L.L.C.
K. Hovnanian at Lower Makefield Township I, L.L.C.
K. Hovnanian at Middletown, LLC
K. Hovnanian at Northampton, L.L.C.
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C
K. Hovnanian at Sawmill, Inc.
K. Hovnanian at Silver Spring, L.L.C.
K. Hovnanian at Upper Uwchlan II, L.L.C.
K. Hovnanian at Upper Uwchlan, L.L.C.
K. Hovnanian at Whitemarsh, LLC
K. Hovnanian Developments of Pennsylvania, Inc.
K. Hovnanian Eastern Pennsylvania, L.L.C.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. Hovnanian PA Real Estate, Inc.
K. Hovnanian Pennsylvania Build on Your Lot Division, LLC
K. Hovnanian Pennsylvania New GC, LLC
K. Hovnanian Pennsylvania Old GC, LLC
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.
K. Hovnanian at Upper Providence, LLC
K. Hovnanian at Coosaw Point, LLC
K. Hovnanian at Fox Path at Hampton Lake, LLC
K. Hovnanian at Hammock Breeze, LLC
K. Hovnanian at Lakes at New Riverside, LLC
K. Hovnanian at Liberty Hill Farm, LLC
K. Hovnanian at Magnolia Place, LLC
K. Hovnanian at Pinckney Farm, LLC
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.
K. Hovnanian Homes at Salt Creek Landing, LLC
K. Hovnanian Homes at Shell Hall, LLC
K. Hovnanian Homes at St. James Place, LLC
K. Hovnanian Homes at The Abby, LLC
K. Hovnanian Homes at The Paddocks, LLC
K. Hovnanian South Carolina New GC, LLC
K. Hovnanian South Carolina Old GC, LLC
K. Hovnanian Southeast Coastal Division, Inc.

K. Hovnanian's Four Seasons at Carolina Oaks, LLC
K. Hovnanian's Four Seasons at Malind Bluff, LLC
Shell Hall Club Amenity Acquisition, LLC
K. Hovnanian at Hampton Lake, LLC
Shell Hall Land Acquisition, LLC
K. Hovnanian Developments of Texas, Inc.
K. Hovnanian DFW Auburn Farms, LLC
K. Hovnanian DFW Bayside, LLC
K. Hovnanian DFW Belmont, LLC
K. Hovnanian DFW Berkshire II, LLC
K. Hovnanian DFW Berkshire, LLC
K. Hovnanian DFW Bluff Creek, LLC
K. Hovnanian DFW Calloway Trails, LLC
K. Hovnanian DFW Canyon Falls, LLC
K. Hovnanian DFW Carillon, LLC
K. Hovnanian DFW Commodore at Preston, LLC
K. Hovnanian DFW Courts at Bonnie Brae, LLC
K. Hovnanian DFW Creekside Estates II, LLC
K. Hovnanian DFW Diamond Creek Estates, LLC
K. Hovnanian DFW Division, LLC
K. Hovnanian DFW Encore of Las Colinas II, LLC
K. Hovnanian DFW Encore of Las Colinas, LLC
K. Hovnanian DFW Harmon Farms, LLC
K. Hovnanian DFW Heritage Crossing, LLC
K. Hovnanian DFW Heron Pond, LLC
K. Hovnanian DFW High Pointe, LLC
K. Hovnanian DFW Homestead, LLC
K. Hovnanian DFW Inspiration, LLC
K. Hovnanian DFW Lexington, LLC
K. Hovnanian DFW Liberty Crossing II, LLC
K. Hovnanian DFW Liberty Crossing, LLC
K. Hovnanian DFW Liberty, LLC
K. Hovnanian DFW Light Farms II, LLC
K. Hovnanian DFW Light Farms, LLC
K. Hovnanian DFW Maxwell Creek, LLC
K. Hovnanian DFW Midtown Park, LLC
K. Hovnanian DFW Milrany Ranch, LLC
K. Hovnanian DFW Mustang Lakes II, LLC
K. Hovnanian DFW Mustang Lakes, LLC
K. Hovnanian DFW Oakmont Park, LLC
K. Hovnanian DFW Palisades, LLC
K. Hovnanian DFW Parkside, LLC
K. Hovnanian DFW Parkview, LLC
K. Hovnanian DFW Richwoods, LLC
K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Sanford Park, LLC
K. Hovnanian DFW Seventeen Lakes, LLC
K. Hovnanian DFW The Parks at Rosehill, LLC
K. Hovnanian DFW Trailwood II, LLC
K. Hovnanian DFW Trailwood, LLC
K. Hovnanian DFW Villas at Mustang Park, LLC
K. Hovnanian DFW Villas at The Station, LLC
K. Hovnanian DFW Watson Creek, LLC
K. Hovnanian DFW Wellington Villas, LLC
K. Hovnanian DFW Wellington, LLC
K. Hovnanian DFW Wildridge, LLC
K. Hovnanian Homes - DFW II, L.L.C.
K. Hovnanian Homes - DFW, L.L.C.
K. Hovnanian Houston Bayou Oaks at West Orem, LLC
K. Hovnanian Houston Cambridge Heights, LLC
K. Hovnanian Houston City Heights, LLC
K. Hovnanian Houston Creek Bend, LLC
K. Hovnanian Houston Division, LLC
K. Hovnanian Houston Dry Creek Village, LLC
K. Hovnanian Houston Eldridge Park, LLC
K. Hovnanian Houston Greatwood Lake, LLC
K. Hovnanian Houston Katy Pointe, LLC
K. Hovnanian Houston Lakes of Bella Terra West, LLC
K. Hovnanian Houston Laurel Glen, LLC
K. Hovnanian Houston Magnolia Creek, LLC
K. Hovnanian Houston Midtown Park I, LLC
K. Hovnanian Houston Park Lakes East, LLC
K. Hovnanian Houston Parkway Trails, LLC
K. Hovnanian Houston Property I, LLC
K. Hovnanian Houston Property II, LLC
K. Hovnanian Houston River Farms, LLC
K. Hovnanian Houston Sunset Ranch, LLC
K. Hovnanian Houston Terra Del Sol, LLC
K. Hovnanian Houston Thunder Bay Subdivision, LLC
K. Hovnanian Houston Tranquility Lake Estates, LLC
K. Hovnanian Houston Woodshore, LLC
K. Hovnanian of Houston II, L.L.C.
K. Hovnanian of Houston III, L.L.C.
K. Hovnanian Texas Operations New, LLC
K. Hovnanian Texas Operations Old, LLC
PARK TITLE COMPANY, LLC
K. Hovnanian DFW Creekside Estates, LLC
K. Hovnanian DFW Ascend at Hightower, LLC
Eastern National Title Agency Virginia, Inc.
GTIS-HOV Festival Lakes LLC

GTIS-HOV Residences at Dulles Parkway LLC
GTIS-HOV Residences at Greenfield Crossing LLC
K. Hovnanian at Alexander Lakes, LLC
K. Hovnanian at Bensen's Mill Estates, LLC
K. Hovnanian at Canter V, LLC
K. Hovnanian at Dominion Crossing, LLC
K. Hovnanian at Embrey Mill Village, LLC
K. Hovnanian at Embrey Mill, LLC
K. Hovnanian at Estates at Wheatlands, LLC
K. Hovnanian at Estates of Chancellorsville, LLC
K. Hovnanian at Highland Park, LLC
K. Hovnanian at Holly Ridge, LLC
K. Hovnanian at Hunter's Pond, LLC
K. Hovnanian at Jacks Run, LLC
K. Hovnanian at Lake Ridge Estates, LLC
K. Hovnanian at Lee Square, L.L.C.
K. Hovnanian at Lenah Woods, LLC
K. Hovnanian at Madison Square, LLC
K. Hovnanian at Melody Farm, LLC
K. Hovnanian at North Hill, LLC
K. Hovnanian at Pelham's Reach, LLC
K. Hovnanian at Raymond Farm, LLC
K. Hovnanian at Reserves at Wheatlands, LLC
K. Hovnanian at Residence at Discovery Square, LLC
K. Hovnanian at Rockland Village Green, LLC
K. Hovnanian at Rocky Run Village, LLC
K. Hovnanian at Seasons Landing, LLC
K. Hovnanian at Signal Hill, LLC
K. Hovnanian at The Boulevards at Westfields, LLC
K. Hovnanian at Townes at County Center, LLC
K. Hovnanian at Village of Round Hill, LLC
K. Hovnanian at Waterford, LLC
K. Hovnanian at Wellsprings, LLC
K. Hovnanian at Willowsford Greens III, LLC
K. Hovnanian Homes at Burke Junction, LLC
K. Hovnanian Homes at Leigh Mill, LLC
K. Hovnanian Homes at Thompson's Grant, LLC
K. Hovnanian Homes at Willowsford Grange, LLC
K. Hovnanian Homes at Willowsford Grant II, LLC
K. Hovnanian Homes at Willowsford Grant, LLC
K. Hovnanian Homes at Willowsford Greens, LLC
K. Hovnanian Homes at Willowsford New, LLC
K. Hovnanian Homes of Virginia I, LLC
K. Hovnanian Summit Holdings, L.L.C.
K. Hovnanian Virginia Division, Inc.

K. Hovnanian Virginia New GC, LLC
K. Hovnanian Virginia Old GC, Inc.
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.
K. Hovnanian's Four Seasons at Virginia Crossing, LLC
K. Hovnanian at Huntfield, LLC
K. Hovnanian Developments of West Virginia, Inc.
K. Hovnanian Homes at Shenandoah Springs, LLC
K. Hovnanian West Virginia Build on Your Lot Division, LLC
K. Hovnanian West Virginia New GC, LLC
K. Hovnanian West Virginia Old GC, LLC
Midwest Building Products & Contractor Services of West Virginia, L.L.C.